UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event
July 29, 2009

Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant’s telephone number, including area code
631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 2.02	Results of Operations and Financial Condition

On July 29, 2009 Smithtown Bancorp, Inc. issued a press release reporting unaudited earnings results for the quarter ending June 30, 2009, a copy of which is attached as Exhibit 99.1 of this Current Report on Form 8-K and incorporated herein by reference.  The information disclosed under Item 2.02 in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 7.01.	Regulation FD Disclosure.

Additional information about the non-performing loans as of June 30, 2009 is available on the investor page of the Bank’s website at www.bankofsmithtown.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	The Company’s press release titled, “SMITHTOWN BANCORP ANNOUNCES SECOND QUARTER EARNINGS,” dated July 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHTOWN BANCORP, INC

Dated: July 29, 2009	/s/ Anita M. Florek
Anita M. Florek, Executive Vice President,
Treasurer and Chief Financial Officer